EXHIBIT 99.1

Nevada Gold & Casinos, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
As of October 28, 2007

ASSETS	As Reported	Pro-forma adjustment		Pro-Forma
Current assets:
Cash and cash equivalents	$1,584,571	$2,767,436	(1)	$4,352,007

Restricted cash	-	13,000,000	(1)	13,000,000

Accounts receivable	83,502	-		83,502

Accounts receivable - affilates	60,006	-		60,006

Prepaid expenses	576,721	-		576,721

Notes receivable - current portion	1,100,000	-		1,100,000
Notes receivable - development projects, current portion	-	-		-

Other current assets	48,468	-		48,468

Total current assets	3,453,268	15,767,436		19,220,704

Investments in unconsolidated affiliates	29,221,049	(24,546,901	) (2)	4,674,148

Investments in unconsolidated affiliates held for sale	347,653	-		347,653

Investments in development projects	398,202	-		398,202

Investments in development projects held for sale	3,437,931	-		3,437,931

Notes receivable	1,100,000	-		1,100,000

Notes receivable - affiliates	3,521,066	-		3,521,066
Notes receivable - development projects, net of current portion	19,370,641	-		19,370,641

Goodwill	5,462,918	-		5,462,918
Property and equipment, net of accumulated depreciation
of $1,683,244 at October 28, 2007	1,777,957	-		1,777,957

Deferred tax asset	-	-		-

Other assets	5,889,636	-		5,889,636

Total assets	$73,980,321	$(8,779,465)		$65,200,856

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$1,644,452	$-		$1,644,452

Accrued interest payable	670,056	-		670,056

Other accrued liabilities	145,464	-		145,464

Long-term debt, current portion	54,544,141	(54,350,000	) (3)(4)	194,141

Total current liabilities	57,004,113	(54,350,000)		2,654,113

Long-term debt, net of current portion and discount	17,714	15,550,000	(3)	15,567,714

Deferred income	159,688	-		159,688

Other liabilities	792,551	-		792,551

Total liabilities	57,974,066	(38,800,000)		19,174,066

Commitments and contingencies	-	-		-

Minority interest	-	-		-

Stockholders' equity:
Common stock, $0.12 par value per share; 25,000,000 shares authorized; 13,935,330 issued and 12,939,130 shares outstanding
at October 28, 2007	1,672,240	-		1,672,240

Additional paid-in capital	18,909,071	-		18,909,071

Retained earnings	5,632,434	30,020,535	(5)	35,652,969
Treasury stock, 996,200 shares at October 28, 2007, at cost	(10,216,950)	-		(10,216,950)
Accumulated other comprehensive income (loss)	9,460	-		9,460

Total stockholders' equity	16,006,255	30,020,535		46,026,790
Total liabilities and stockholders' equity	$73,980,321	$(8,779,465)		$65,200,856

See accompanying notes.

Nevada Gold & Casinos, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
For the Fiscal Year Ended April 29, 2007

ASSETS	As Reported	Pro-forma adjustment		Pro-Forma
Current assets:
Cash and cash equivalents	$2,803,560	$823,473	(1)	$3,627,033

Restricted cash	1,050,000	13,000,000	(1)	14,050,000

Accounts receivable	397,145	-		397,145

Accounts receivable - affilates	124,685	-		124,685

Prepaid expenses	474,933	-		474,933
Notes receivable - development projects, current portion	1,357,904	-		1,357,904

Other current assets	55,055	-		55,055

Total current assets	6,263,282	13,823,473		20,086,755

Investments in unconsolidated affiliates	35,201,419	(22,306,025	) (2)	12,895,394

Investments in unconsolidated affiliates held for sale	400,489	-		400,489

Investments in development projects	323,202	-		323,202

Investments in development projects held for sale	3,914,765	-		3,914,765

Notes receivable - affiliates	3,521,066	-		3,521,066
Notes receivable - development projects, net of current portion	18,012,737	-		18,012,737

Goodwill	5,462,918	-		5,462,918
Property and equipment, net of accumulated depreciation
of $1,281,191 at April 29, 2007	2,063,026	-		2,063,026

Deferred tax asset	-	-		-

Other assets	4,868,442	-		4,868,442

Total assets	$80,031,346	$(8,482,552)		$71,548,794

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$1,540,781	$-		$1,540,781
Accrued interest payable	21,211	-		21,211
Other accrued liabilities	378,937	-		378,937
Guaranty liabilities	4,610,000	-		4,610,000
Long-term debt, current portion	2,066,518	-		2,066,518
Total current liabilities	8,617,447	-		8,617,447

Long-term debt, net of current portion and discount	55,021,031	(38,800,000	) (4)	16,221,031
Deferred income	8,591	-		8,591
Other liabilities	742,991	-		742,991

Total liabilities	64,390,060	(38,800,000)		16,972,613

Commitments and contingencies	-	-		-

Minority interest	-	-		-

Stockholders' equity:
Common stock, $0.12 par value per share; 25,000,000 shares authorized, 13,935,330 issued and 12,939,130 shares outstanding
at April 29, 2007	1,672,240	-		1,672,240

Additional paid-in capital	18,484,448	-		18,484,448

Retained earnings	5,694,088	30,317,448	(5)	36,011,536
Treasury stock, 996,200 shares at April 29, 2007, at cost	(10,216,950)	-		(10,216,950)
Accumulated other comprehensive income (loss)	7,460	-		7,460

Total stockholders' equity	15,641,286	30,317,448		45,958,734
Total liabilities and stockholders' equity	$80,031,346	$(8,482,552)		$71,548,794

_________________

The pro forma adjustments footnoted in the unaudited pro forma consolidated balance sheet are explained below:

(1)
Represents the portion of the purchase price proceeds not required for the payment of long-term debt, income taxes and the payment of a deposit on the acquisition of the Horizon Casino Hotel in Vicksburg. Pursuant to an agreement entered into with our principal creditor, restricted cash may only be used for acquisitions.

(2)	Represents the book value of our interest in IC-BH which is being sold.

(3)	Reclass of debt for change of maturity date from September 30, 2008 to June 30, 2010.

(4)	Repayment of our credit facility to release our lender’s lien on collateral pertaining to our interest in IC-BH.

(5)	Represents the net after tax gain on the sale of our ownership interest in IC-BH.

Nevada Gold & Casinos, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
As of October 28, 2007

	As Reported	Pro-forma adjustment		Pro-Forma
Revenues:

Casino	$3,695,073	-		$3,695,073

Food and beverage	829,011	-		829,011

Other	69,306	-		69,306

Management fees	40,174	-		40,174

Gross revenues	4,633,564	-		4,633,564

Less promotional allowances	(789,540)	-		(789,540)

Net revenues	3,844,024	-		3,844,024

Operating expenses:

Casino	960,185	-		960,185

Food and beverage	405,363	-		405,363

Marketing and administrative	1,500,068	-		1,500,068

Facility	183,621	-		183,621

Corporate expense	2,749,728	-		2,749,728

Legal expenses	439,061	-		439,061

Depreciation and amortization	404,380	-		404,380

Impairment of equity investment	100,000	-		100,000

Other	24,323	-		24,323

Total operating expenses	6,766,729	-		6,766,729

Operating income (loss)	(2,922,705)	-		(2,922,705)
Non-operating income (expenses):
Earnings (loss) from unconsolidated affiliates	3,143,468	(3,942,876	) (1)	(799,408)

Gain on sale of unconsolidated affiliate	1,296,423	41,243,975	(2)	42,540,398
Gain on sale of assets	18,986
Gain on settlement of development project	14,500	-		14,500
Interest income (expense), net	(1,574,410)	1,647,940	(3)	73,530

Income (loss) before income tax expense	(23,738)	38,949,039		38,925,301
Income tax expense

Current	37,916	8,928,504		8,966,420
Deferred and change in valuation allowance	-			-

Total income tax expense	37,916	8,928,504		8,966,420

Net income (loss)	$(61,654)	30,020,535		29,958,881

Per share information:
Net income (loss) per common share - basic	$(0.00)	2.32		$2.32

Net income (loss) per common share - diluted	$(0.00)	2.32		$2.32

Basic weighted average number of shares outstanding	12,939,130	-		12,939,130

Diluted weighted average number of shares outstanding	12,939,130	-		12,939,130

See accompanying notes.

Nevada Gold & Casinos, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Fiscal Year Ended April 29, 2007

	As Reported	Pro-forma adjustment		Pro-Forma
Revenues:

Casino	$6,253,491	-		$6,253,491

Food and beverage	1,295,157	-		1,295,157

Other	153,305	-		153,305

Credit enhancement fee	5,920,125	-		5,920,125

Gross revenues	13,622,078	-		13,622,078

Less promotional allowances	(1,294,458)	-		(1,294,458)

Net revenues	12,327,620	-		12,327,620

Operating expenses:

Casino	1,655,837	-		1,655,837

Food and beverage	721,360	-		721,360

Marketing and administrative	3,094,554	-		3,094,554

Facility	323,906	-		323,906

Corporate expense	7,203,198	-		7,203,198

Legal expenses	1,489,967	-		1,489,967

Depreciation and amortization	918,609	-		918,609

Write-off of notes receivable related to Native American gaming projects and other notes receivable	3,235,297	-		3,235,297

Impairment of equity investment	125,000	-		125,000

Write-off of project development cost	495,982	-		495,982

Other	85,296	-		85,296

Total operating expenses	19,349,006	-		19,349,006
Operating income (loss)	(7,021,386)	-		(7,021,386)
Non-operating income (expenses):
Earnings (loss) from unconsolidated affiliates	(3,405,539)	(3,728,960	) (1)	(7,134,499)
Gain on sale of unconsolidated affiliate	-	42,403,635	(2)	42,403,635
Gain on sale of marketable securities and assets	42,226	-		42,226
Gain on termination of development contract	245,499	-		245,499
Gain on termination of development and loan agreement	10,801,076	-		10,801,076

Interest income (expense), net	(3,553,052)	3,837,137	(3)	284,085

Minority interest	(4,301,050)	-		(4,301,050)
Income (loss) before income tax expense	(7,192,226)	42,511,812		35,319,586
Income tax expense

Current	170,347	12,194,364		12,364,711
Deferred and change in valuation allowance	1,592,827			1,592,827

Total income tax expense	1,763,174	12,194,364		13,957,538
Net income (loss)	$(8,955,400)	30,317,448		21,362,048

Per share information:
Net income (loss) per common share - basic	$(0.69)	2.34		$1.65

Net income (loss) per common share - diluted	$(0.69)	2.34		$1.65

Basic weighted average number of shares outstanding	12,937,222	-		12,937,222

Diluted weighted average number of shares outstanding	12,937,222	-		12,937,222

_______________

The pro forma adjustments footnoted in the unadited pro forma statements of operations are explained below:

(1)	Eliminates the equity in income attributable to our interest to our interest in IC-BH for the period.

(2)	Reflects the pre-tax book gain recognized upon the sale of our ownership interest in IC-BH.

(3)
Eliminates interest paid on the $38,000,000 of long-term debt which was paid at the closing of the sale, and we added estimated interest earned on the investment of the balance of the sale proceeds (at an assumed interest rate of 4% a year).